EXHIBIT 10.26

After Recording Return To:
Thompson & Knight L.L.P.
One Arts Plaza
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Rick Haan

SECOND EXTENSION AND MODIFICATION AGREEMENT
This Second Extension and Modification Agreement (this “Agreement”) is dated as of October 30, 2017 (the “Effective Date”), between (i) COMPASS BANK, an Alabama banking corporation (“Administrative Agent”), in its capacity as Administrative Agent for each of the Lenders from time to time a party to the Loan Agreement (as hereinafter defined) and the other financial institutions presently a party to the Loan Agreement (each a “Lender”), (ii) COMPASS BANK, an Alabama banking corporation, in its capacity as a Lender, (iii) BOP FIGAT7TH LLC, a Delaware limited liability company (“Borrower”) and (iv) BROOKFIELD DTLA HOLDINGS LLC, a Delaware limited liability company (“Guarantor”).
R E C I T A L S:
A.    Administrative Agent, Lender and Borrower have entered into a Loan Agreement (as amended, “Loan Agreement”) dated September 10, 2014 pursuant to which Lender made a loan (the “Loan”) to Borrower, which Loan is evidenced by that certain Promissory Note of even date with the Loan Agreement (as amended, the “Note”) payable to the order of Lender in the aggregate original principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) under which Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to the Loan and which Loan is secured in part by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as amended, the “Lien Instrument”) dated September 10, 2014 and recorded with the Recorder’s Office of Los Angeles County, California on September 11, 2014 at Instrument No. 20140962889 and covering certain personal property described therein and the real property described on Exhibit A attached hereto. Administrative Agent, Borrower and Guarantor have entered into an Extension and Modification Agreement dated August 14, 2017 (“First Modification”). This Agreement, the First Modification, the Loan Agreement, Note, Lien Instrument and all of documents described in the Loan Agreement as “Loan Documents” are referred to herein as the “Loan Documents”.

B.    The parties desire to modify certain terms in Loan Documents to extend the Original Maturity Date.
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Terms. Initially capitalized terms used herein but not defined will have the meaning assigned such terms in the Loan Agreement.
2.Extension. The Original Maturity Date of the Note is extended to January 8, 2018. The liens, security interests, assignments and other rights evidenced by the Loan Documents are renewed and extended to secure payment of the Note as extended hereby. The extension herein is a one (1) month extension in lieu of the full nine (9) month extension remaining pursuant to the First Extension Option (i.e., the original twelve (12) month extension which was reduced to nine (9) months pursuant to the First Modification). Accordingly, Borrower’s right to extend the Loan for nine (9) months pursuant to the First Extension Option is hereby further modified such that the First Extension Period shall be for only eight (8) months and the definition of First Extension Period is hereby modified to read as follows: “If exercised, the period of eight (8) months commencing on the first day after the Original Maturity Date.” Each of the conditions for the First Extension Option in Section 2.5 of the Loan Agreement remain in full force and effect, except each of the time parameters for providing notice and satisfying certain conditions relative to the Original Maturity Date shall mean the Original Maturity Date as extended hereby (i.e., January 8, 2018). Borrower shall continue to have the right to extend the Loan pursuant to the Second Extension Option pursuant to the terms and conditions of Section 2.5 of the Loan Agreement.
3.Extension Fee. In consideration for the extension of the Original Maturity Date herein and as a condition to the effectiveness of such extension, Borrower shall pay to Administrative Agent an extension fee equal to $4,375.00 (the “One Month Extension Fee”). To the extent the Borrower extends the Loan pursuant to the First Extension Option, the One Month Extension Fee shall be credited against the full Extension Fee due under Section 2.5 of the Loan Agreement for such further extension.
4.Representations. Borrower represents and warrants to Administrative Agent and Lender that, as of the date hereof: (a) Borrower is duly authorized to enter into this Agreement, and (b) no Potential Default or Event of Default has occurred and is continuing. Guarantor represents and warrants to Administrative Agent and Lender that (a) Guarantor is duly authorized to enter into this Agreement, and (b) no Potential Default or Event of Default has occurred and is continuing.
5.Title Insurance. Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Administrative Agent an endorsement (the “Endorsement”) to the Title Insurance insuring the lien of the Lien Instrument in form and content acceptable to Administrative Agent, stating that the company issuing said policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

6.Ratification. Except as specifically modified herein, the terms of the Loan Documents remain unchanged, are in full force and effect and are ratified and confirmed in all respects. All liens, security interests and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower and Guarantor’s obligations under the Loan Documents. Borrower and Guarantor acknowledge that there are no offsets, claims or defenses to its obligations under the Loan Documents.
7.No Modification. This Agreement supersedes and merges all prior and contemporaneous promises and agreements. No modification of this Agreement or any other Loan Document, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by the parties against whom such modification is to be enforced against. The parties hereto further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.
8.Miscellaneous. This Agreement is included within the definition of “Loan Documents” in the Loan Documents. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs, fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and reasonable attorney’s fees of outside legal counsel to Administrative Agent.
9.Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.
10.Notice of Final Agreement. THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[END OF TEXT - SIGNATURE BLOCKS ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement the date of acknowledgment below but made to be effective as of the Effective Date.
BORROWER:
BOP FIGAT7TH LLC,
a Delaware limited liability company

By: /s/ MICHELLE CAMPBELL
Name: Michelle Campbell
Title: Senior Vice President

STATE OF NEW YORK    )
)    ss:
COUNTY OF NEW YORK    )

On October 30, 2017, before me, Harley Werner, Notary Public, personally appeared Michelle Campbell, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
/s/ HARLEY S. WERNER
Notary Public

HARLEY S. WERNER
Notary Public, State of New York
No. 01WE6313276
Qualified in New York County
Commission Expires Oct. 14, 2018

GUARANTOR:
BROOKFIELD DTLA HOLDINGS LLC,
a Delaware limited liability company

By: /s/ MICHELLE CAMPBELL
Name: Michelle Campbell
Title: Senior Vice President

STATE OF NEW YORK    )
)    ss:
COUNTY OF NEW YORK    )

On October 30, 2017, before me, Harley Werner, Notary Public, personally appeared Michelle Campbell, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
/s/ HARLEY S. WERNER
Notary Public

HARLEY S. WERNER
Notary Public, State of New York
No. 01WE6313276
Qualified in New York County
Commission Expires Oct. 14, 2018

ADMINISTRATIVE AGENT:
COMPASS BANK

By: /s/ DON BYERLY
Name:     Don Byerly
Title:     Senior Vice President

THE STATE OF TEXAS    )

COUNTY OF DALLAS    )
This instrument was acknowledged before me on October 23, 2017 by Don Byerly, the SVP of Compass Bank, an Alabama banking corporation, on behalf of said banking corporation.
/s/ SOU VONGDARA
Notary Public, State of Texas
Sou Vongdara
(printed name)

SOU VONGDARA
Notary Public, State of Texas
Comm. Expires 12-08-2018
Notary ID 125936317

My commission expires:
12/8/18

LENDER:
COMPASS BANK

By: /s/ DON BYERLY
Name:     Don Byerly
Title:     Senior Vice President

THE STATE OF TEXAS    )

COUNTY OF DALLAS    )
This instrument was acknowledged before me on October 23, 2017 by Don Byerly, the SVP of Compass Bank, an Alabama banking corporation, on behalf of said banking corporation.
/s/ SOU VONGDARA
Notary Public, State of Texas
Sou Vongdara
(printed name)

SOU VONGDARA
Notary Public, State of Texas
Comm. Expires 12-08-2018
Notary ID 125936317

My commission expires:
12/8/18

Exhibit A

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOT 3 OF TRACT NO. 71804, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1379 PAGES 42 TO 48, INCLUSIVE OF MAPS, THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LAND ALL MINERALS, GAS, OIL, PETROLEUM, NAPTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER THAT PORTION OF SAID LAND, INCLUDED WITHIN THAT PORTION OF THE JACKINS TRACT IN BOOK 2 PAGE 71 OF MAPS, DESCRIBED AS FOLLOWS:

LOT 16 AND THE EASTERLY 10 FEET OF LOT 17 TOGETHER WITH THAT PORTION OF SAID LAND WHICH WOULD PASS BY OPERATIONS OF LAW WITH THE CONVEYANCE OF SAID LOT 16 AND THE EASTERLY 10 FEET OF LOT 17 TOGETHER WITH ALL NECESSARY AND CONVENIENT RIGHTS TO EXPLORE FOR, DEVELOP, PRODUCE, EXTRACT AND TAKE THE SAME INCLUDING THE EXCLUSIVE RIGHT TO DIRECTIONALLY DRILL INTO AND THROUGH SAID LAND FROM OTHER LANDS AND INTO THE SUBSURFACE OR OTHER LANDS, SUBJECT TO THE EXPRESS LIMITATIONS THAT ANY AND ALL OPERATIONS FOR THE EXPLORATION, DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF ANY OF SAID SUBSTANCES SHALL BE CARRIED ON AT LEVELS BELOW THE DEPTH OF 500 FEET FROM THE SURFACE OF THE ABOVE DESCRIBED PROPERTY BY MEANS OF MINES, WELLS, DERRICKS, AND/OR OTHER EQUIPMENT FROM THE SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND LYING OUTSIDE OF THE ABOVE DESCRIBED PROPERTY AND SUBJECT FURTHER TO THE EXPRESS LIMITATIONS THAT THE FOREGOING RESERVATIONS SHALL IN NO WAY BE INTERPRETED TO INCLUDE ANY RIGHTS OF ENTRY IN AND UPON THE SURFACE OF THE ABOVE DESCRIBED STRIP OF LAND, AS RESERVED BY MARY E. MC KENNEY, A MARRIED WOMAN ALSO KNOWN AS MARY ELIZABETH MC KENNEY, IN DEED RECORDED SEPTEMBER 24, 1968 AS INSTRUMENT NO. 560.

EXCEPT FROM SAID LOT, ALL OIL, GAS, AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CENTRAL BUSINESS DISTRICT REDEVELOPMENT PROJECT AREA AS RECORDED IN BOOK M5077 PAGE 558 OF LOS ANGELES COUNTY RECORDS, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN DEED RECORDED JUNE 7, 1982 AS INSTRUMENT NO. 82-576233.

PARCEL 1A:

AN UNDIVIDED 14.75 PERCENT INTEREST IN AND TO LOT 4 OF AMENDED TRACT 32622, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1098 PAGE 83 TO 86 INCLUSIVE OF MAPS THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LOT 4, ALL OIL, GAS, AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFTS OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CENTRAL BUSINESS DISTRICT REDEVELOPMENT PROJECT AREA AS RECORDED IN BOOK M5077 PAGE 558 OF OFFICIAL RECORDS COUNTY RECORDER, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN DEED RECORDED JUNE 7, 1982 AS INSTRUMENT NO. 82-576233.

PARCEL 2:

EASEMENTS FOR PARKING, INGRESS AND EGRESS FOR PEDESTRIANS AND AUTOMOBILES, UTILITIES, SUPPORT, CONSTRUCTION, LOADING DOCKS AND OTHER MATTERS UPON THE TERMS AND CONDITIONS CONTAINED IN AND AS PROVIDED IN THAT CERTAIN AMENDED AND RESTATED OWNERS’ OPERATING AND RECIPROCAL EASEMENT AGREEMENT BY AND AMONG SEVENTH STREET PLAZA ASSOCIATES, THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, AND PPLA PLAZA LIMITED PARTNERSHIP, DATED JUNE 20, 1986 AND RECORDED JUNE 04, 1987 AS INSTRUMENT NO. 87-885291, OFFICIAL RECORDS, SAID AGREEMENT BEING AMENDED BY AMENDMENT NO. 1 TO AMENDED AND RESTATED OWNERS’ OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED DECEMBER 5, 1990, BY AND BETWEEN PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP AND SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, RECORDED DECEMBER 21, 1990 AS INSTRUMENT NO. 90-2108281,AND RE-RECORDED APRIL 30, 1991 AS INSTRUMENT NO. 91-619078, BOTH OF OFFICIAL RECORDS, AND BY AMENDMENT NO. 2 TO AMENDED AND RESTATED OWNERS’ OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED JANUARY 1, 1993, BY AND AMONG PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, AND THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, RECORDED JANUARY 30, 1995 AS INSTRUMENT NO. 95-150496, OFFICIAL RECORDS.

PARCEL 3:

EASEMENTS FOR PEDESTRIAN INGRESS AND EGRESS, ENCROACHMENTS, CONSTRUCTION, UTILITIES AND SUPPORT, LOADING DOCKS, PARKING TURNAROUND, ACCESS, MAINTENANCE, REPAIR, RESTORATION AND REPLACEMENT, AND CONDENSED WATER AND OTHER MATTERS UPON THE TERMS AND CONDITIONS CONTAINED IN AND AS PROVIDED IN THAT CERTAIN RECIPROCAL EASEMENT AND COST SHARING AGREEMENT BY AND AMONG EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BOP FIGAT7TH LLC, A DELAWARE LIMITED LIABILITY COMPANY AND BOP FIGAT7TH PARKING LLC, A DELAWARE LIMITED LIABILITY COMPANY,, DATED SEPTEMBER 10, 2014, AND RECORDED ON SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-0962893 OF OFFICIAL RECORDS.

PARCEL 4:

EASEMENTS AS CREATED BY THAT CERTAIN DOCUMENT ENTITLED “AMENDED AND RESTATED LOT 4 CO-OWNERSHIP AGREEMENT”, DATED SEPTEMBER 10, 2014 EXECUTED BY EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BOP FIGAT7TH LLC, A DELAWARE LIMITED LIABILITY COMPANY AND BOP FIGAT7TH PARKING LLC, A DELAWARE LIMITED LIABILITY COMPANY, SUBJECT TO ALL THE TERMS, PROVISION(S) AND CONDITIONS THEREIN CONTAINED, RECORDED SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-0962892 OF OFFICIAL RECORDS.

PARCEL 5:

WATER SUPPLY EASEMENTS AS CREATED BY THAT CERTAIN GRANT DEED DATED SEPTEMBER 5, 2014 EXECUTED BY EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY IN FAVOR OF BOP FIGAT7TH LLC, A DELAWARE LIMITED LIABILITY COMPANY, SUBJECT TO ALL THE TERMS, PROVISION(S) AND CONDITIONS THEREIN CONTAINED, RECORDED SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-0962887 OF OFFICIAL RECORDS.

APN: 5144-009-081, 082, 089, 090 and 091